PRUDENTIAL INVESTMENT PORTFOLIOS 12

Gateway Center Three, 4th Floor

100 Mulberry Street

Newark, New Jersey 07102

July 7, 2014

VIA EDGAR

U.S. Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:	497 Filing for Prudential Investment Portfolios 12
Registration numbers 333-42705 and 811-08565

Dear Sir or Madam:

We are filing today via EDGAR an exhibit under Rule 497 containing interactive data format risk/return summary information. The exhibit mirrors the risk/return summary information in a supplement, dated July 1, 2014 (SEC accession number 0000067590-14-000751), to the Prospectus, dated May 30, 2014 for the Prudential Global Real Estate Fund. The purpose of the filing is to submit the 497 filing dated July 1, 2014 in XBRL for the Fund.

Thank you for your attention to this filing. Please direct any questions regarding this filing to the undersigned at (973) 802-6469.

Sincerely,

/s/ Jonathan D. Shain
Jonathan D. Shain
Assistant Secretary